SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C. 20549





                                       FORM 8-K




                                     CURRENT REPORT
                          Pursuant to Section 13 or 15(d) of
                          The Securities Exchange Act of 1934



                              Date of Report: April 14, 1999



                                   ACTRADE INTERNATIONAL, LTD.
                     (Exact name of registrant as specified by its charter)



                 Delaware                0-18711          13-3437739
        (State or other jurisdic-     (Commission File    (IRS Employer
         tion of incorporation)         Number)           Identification
                                                           Number)


                            7Penn Plaza,  Suite 422, New York, NY 10001
                              (Address of principal executive offices)


         Registrant's Telephone Number: (212) 563-1036



Former Name or Former Address If Changed Since Last Report

Item 4.  Change in Registrant's Certifying Accountant.


     On March 24, 1999 Zeller, Weiss & Kahn, Certified Public Accountants ("ZWK"), filed a letter with the Securities and Exchange Commission ("SEC") and reported that it had been discharged by Registrant and would no longer serve as the certifying accountants for the Registrant. This was precipitated by discussions which had been ongoing between Registrant and ZWK with respect to the future needs of the Registrant and the ability of ZWK to meet such needs.


     Due principally to the growth of the Registrant and the expansion of its operations outside of the United States, management had for several months been engaged in discussions with other, internationally recognized accounting firms with a view towards replacing ZWK as Registrant's certifying accountants. Both management and ZWK agreed that this would be in the best interest of Registrant and that such election to replace ZWK was not due to any dispute or disagreement between Registrant and ZWK. The decision to engage new auditors has been approved by both Registrant's Audit Committee and its Board of Directors.




     In March, 1999, Registrant advised ZWK that initial discussions with another accounting firm had progressed to a point where management believed that final terms of engagement would be finalized prior to fiscal 1999 year-end. Based upon this conversation ZWK filed the above referenced letter with the SEC, although as of the date of this Report no new accounting firm has been engaged
and  ZWK  remain  the  accountants  for  Registrant.   However,  under
applicable SEC rules and regulations the filing of this Report is mandatory whether or not the letter filed by ZWK accurately reflected Registrant's position as to its independent auditors.



     During Registrant's two most recent fiscal years, ZWK's reports on the financial statements prepared for Registrant did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principals. Further, during Registrant's two most recent fiscal years and all intervening stub periods there were no disagreements with ZWK on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of ZWK would have caused it to make reference to the subject matter of the disagreements in connection with its report. In fact, the foregoing statements are true with respect to all financial statements prepared by ZWK during its engagement by the Registrant.


     Upon engagement of new independent auditors Registrant will file another Report 0n From 8-K as required.



                                                     SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 14, 1999                  ACTRADE INTERNATIONAL, LTD.


                                  BY:__/s/Alexander C.  Stonkus________________
                                          Alexander C. Stonkus,  Chief
                                          Operating Officer &
                                           Chief Financial Officer